Exhibit 10.9

BJ’S RESTAURANTS, INC.

2005 EQUITY INCENTIVE PLAN

NOTICE OF GRANT OF STOCK OPTION

(Non-Employee Director Stock Option)

Name:

Grant of Option

You have been granted an option to buy shares of common stock of BJ’s Restaurants, Inc. (the “Company”) as follows:

Grant Date:
Option Price per Share:
Total Number of Shares:
Expiration Date:	(unless earlier terminated pursuant to the terms of your Grant Summary or Stock Option Agreement)

Exercise Schedule

The option shall become exercisable with respect to the number of shares of the aforementioned Total Number of Shares as set forth on the “Exercise Schedule” in the Grant Summary attached hereto and incorporated herein by this reference.

Agreement

By your signature and the Company’s signature below, you and the Company agree that this option is granted under and governed by the terms of the BJ’s Restaurants, Inc. 2005 Equity Incentive Plan, and the form of Stock Option Agreement which is attached hereto and incorporated herein by this reference. PLEASE READ SUCH AGREEMENT.

“COMPANY”
“OPTIONEE”
BJ’S RESTAURANTS, INC.
Name:

By:	Address:
Gerald W. Deitchle Chief Executive Officer and President
Signature:

BJ’S RESTAURANTS, INC.

2005 EQUITY INCENTIVE PLAN

GRANT SUMMARY

(Non-Employee Director Stock Option)

Name:

Grant Type:	Non-Employee Director Stock Option

Grant Date:	Exp. Date:

Total Shares:	Option Price:

EXERCISE SCHEDULE

Number of Shares	Exercise Date